Scudder
Global
Fund


Annual Report
June 30, 1997


Pure No-Load(TM) Funds

For investors seeking long-term growth of capital from a professionally managed portfolio consisting primarily of global equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.



SCUDDER                    (logo)

                                    In Brief

o The Fund's diversified, global approach benefited from a favorable investment environment and the Fund's long-term commitment to companies with dominant market shares and declining production costs.

o Morningstar assigned the Fund an overall four-star rating for its risk-adjusted performance among 525 global equity funds as of June 30, 1997.^1

o For the twelve-month period ended June 30, 1997, Scudder Global Fund provided a total return of 24.91%, a performance that ranked the Fund among the top 17%
(30th) of 175 global funds tracked by Lipper Analytical Services, Inc.



^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received 4 stars for the three-year, 5 stars for the five-year, and 4 stars for the ten-year periods among 525, 235, and 85 international equity funds, respectively. In an investment category, the top 10% of funds receive 5 stars, the next 22.5% receive 4 stars. Past performance is no guarantee of future results.


                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  16  Financial Statements
  19  Financial Highlights
  20  Notes to Financial Statements
  24  Report of Independent Accountants
  25  Tax Information
  28  Officers and Directors
  29  Investment Products and Services
  30  Scudder Solutions

                             2 - Scudder Global Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are witnessing a remarkable period in the U.S. stock market. The six-year rally in stocks continued through the first half of 1997, pausing only momentarily in March to digest an increase in interest rates before resuming its rise. The question on every investor's mind seems to be: "How long can stocks continue to rise?" The answer is, we do not know.

     After such a prolonged upward move, some form of correction would seem logical. Yet, if the "Goldilocks" economy persists as "not too hot and not too cold," U.S. stocks may continue to rise for some time. The keys to this ideal environment seem to lie in low inflation, stable-to-falling interest rates, and improving corporate profits. Any change in these factors could threaten the favorable outlook for stocks.

     What should investors do in this environment?

                        Careful Portfolio Diversification

     Exposure to sectors that have a lower correlation to the S&P 500 can provide improved diversification and reduced price volatility over the long term. Small-cap, international, emerging markets, and fixed income sectors have not had as dramatic run-ups in price and are attractively valued on a relative basis. Adding representation in these areas can provide valuable diversification and balance to your investment portfolio.

     If you are comfortable with your portfolio's diversification, the short-term and sometimes unpredictable movements of the market will be of lesser concern to you. We believe Scudder Global Fund is an attractive choice for many long-term investors seeking broad exposure to large-scale economic trends, promising technologies or products, and specific country opportunities. For a complete discussion of your Fund's recent activities, please turn to page 6.

     Thank you for your continued investment in Scudder Global Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470 or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Global Fund


                             3 - Scudder Global Fund

PERFORMANCE UPDATE as of June 30, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                       Total Return
Period     Growth     --------------
Ended        of                Average
6/30/97   $10,000   Cumulative  Annual
---------------------------------------
SCUDDER GLOBAL FUND
---------------------------------------
1 Year    $ 12,491      24.91%   24.91%
5 Year    $ 20,381     103.81%   15.30%
10 Year   $ 31,339     213.39%   12.10%
---------------------------------------
MSCI WORLD INDEX
---------------------------------------
1 Year    $ 12,227      22.27%   22.27%
5 Year    $ 20,625     106.25%   15.57%
10 Year   $ 24,369     143.69%    9.31%
---------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER GLOBAL FUND
Year                Amount
---------------------------
'87                 $10,000
'88                 $ 9,561
'89                 $11,847
'90                 $14,217
'91                 $13,477
'92                 $15,376
'93                 $17,445
'94                 $19,712
'95                 $21,508
'96                 $25,089
'97                 $31,339

MSCI WORLD INDEX
Year                Amount
---------------------------
'87                 $10,000
'88                 $ 9,895
'89                 $11,129
'90                 $11,920
'91                 $11,387
'92                 $11,815
'93                 $13,796
'94                 $15,208
'95                 $16,829
'96                 $19,931
'97                 $24,369

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 14.47   $ 17.64  $ 20.36  $ 18.06  $ 19.56  $ 21.63  $ 23.93  $ 25.64  $ 28.73  $ 33.67
INCOME
DISTRIBUTIONS.....   $   .06   $   .14  $   .20  $   .37  $   .31  $   .16  $   .24  $   .11  $   .25  $   .28
CAPITAL GAINS
DISTRIBUTIONS.....   $   .25   $   .08  $   .55  $   .83  $   .66  $   .34  $   .26  $   .34  $   .84  $  1.53
FUND TOTAL
RETURN (%)........     -4.45     23.90    20.00    -5.20    14.09    13.45    12.99     9.11    16.65    24.91
INDEX TOTAL
RETURN (%)........     -1.05     12.48     7.09    -4.90     4.22    16.75    10.23    10.67    18.44    22.27

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses in 1988, the average annual and cumulative total returns for the ten year period would have been lower.


                             4 - Scudder Global Fund

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(EXCLUDES CASH EQUIVALENTS AND BONDS)
---------------------------------------------------------------------------
Europe                             49%
United States                      22%
Pacific Basin                      10%
Japan                               8%
Latin America                       6%
Other                               5%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio remained overweight
in Europe and underweighted in Japan.

--------------------------------------------------------------------------
SECTOR
(EXCLUDES CASH EQUIVALENTS AND BONDS)
--------------------------------------------------------------------------
Manufacturing                      22%
Financial                          18%
Technology                          9%
Metals & Minerals                   7%
Health                              7%
Durables                            7%
Energy                              6%
Utilities                           6%
Service Industries                  5%
Other                              13%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's restructuring and low
cost production themes are
represented in the manufacturing
sector.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(16% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   NOVARITS AG
     Swiss pharmaceutical company

2.   INTERNATIONAL BUSINESS MACHINES CORP.
     Principal manufacturer and servicer of business and computing machines in the United States

3.   HOECHST AG
     German chemical producer

4.   VEBA AG
     Electric utility, distributor of oil and chemicals in Germany

5.   USAIR GROUP, INC.
     Major airline in the United States

6.   RTZ CORP., PLC
     Mining and finance company in the United Kingdom

7.   ABB AG
     Manufacturer of electrical equipment in Switzerland

8.   WOODSIDE PETROLEUM LTD.
     Major oil and gas producer in Australia

9.   MICHELIN
     Leading tire manufacturer in France

10.  GOODYEAR TIRE & RUBBER CO.
     Manufacturer of tires and rubber products in the United States

Top holdings include companies
with dominant global market
shares and improved cost
structures.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                             5 - Scudder Global Fund

                         Portfolio Management Discussion

Dear Shareholders,

A favorable investment environment resulted in strong returns for the global markets, with Scudder Global Fund returning 24.91% for the trailing twelve-month period ended June 30, 1997. The Fund's benchmark, the unmanaged Morgan Stanley Capital International World Index, returned 22.27% for the same period.

The Fund's longer-term performance versus its peers has been consistently above-average. For the twelve-month period, the Fund ranked among the top 17%
(30th) of 175 global funds, as measured by Lipper Analytical Services, Inc. For the five-year period, the Fund ranked among the top 27% (12th) of 45 funds, and for the ten-year period, among the top 28% (5th) of 18 funds.

                               Market Environment

It has been the best of all worlds for most of the global markets over the twelve months. The six-year bull market in U.S. stocks has resulted in several new records for the Dow Jones and S&P indices. This performance has been powered by reports of strong corporate earnings and benign inflation, which have provided a potent and positive environment for investing. The U.S. economy's strong 4.3% growth rate in the last quarter of 1996, and evidence of continued strength early in the year, raised concerns about accelerating inflation, which encouraged the Federal Reserve (the Fed) to increase short-term interest rates on March 25. Stocks and bonds initially declined on this news, but after a 4.9% increase in the first quarter, the economy moderated, inflation remained under control, and the Fed passed up two opportunities to raise rates. Against this backdrop, and supported by additional reports of strong corporate earnings, the U.S. market rebounded in the second quarter for one of its strongest quarterly returns in history.

Europe also showed strength, despite the Socialist victory in the French elections and worries over German policy towards European Monetary Union. Restructuring momentum in Germany helped the German index to return 25% in U.S. dollar terms for the twelve-month period, and all of the other major European markets participated in the rally. In Japan, we have recently been encouraged by signs of economic growth and a rising trade surplus, which pushed the yen and equities higher towards the end of the period. Although the market declined 9.42% for the twelve-month period, investors are responding favorably to signs that the government is committed to deregulation of the financial sector.

Brazil was one of the strongest emerging markets, returning 67%. The country privatized CVRD, the national natural resources giant, and made progress towards the sell-off of electricity and telecom assets. In Asia, Hong Kong returned 26%, supported by anticipation of a smooth hand-over of the colony to the mainland Chinese government.


                             6 - Scudder Global Fund

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

            World Stock Market Returns
            Trailing 12-months in U.S. dollars as of June 30, 1997

BAR CHART DATA:

                         Brazil                   66.62%
                         Finland                  51.41%
                         Spain                    45.17%
                         Sweden                   35.36%
                         Netherlands              34.44%
                         U.S.                     32.81%
                         U.K.                     31.38%
                         Mexico                   31.11%
                         Denmark                  30.68%
                         Switzerland              27.93%
                         Hong Kong                25.65%
                         Germany                  25.34%
                         Norway                   20.73%
                         France                   17.42%
                         Indonesia                14.67%
                         Australia                13.27%
                         Italy                    9.27%
                         Malaysia                 -5.55%
                         Singpore                 -7.53%
                         Japan                    -9.42%
                         Philippines              -14.63%
                         South Korea              -20.58%
                         Czech Republic           -21.47%
                         Thailand                 -60.40%

Source: Morgan Stanley Capital International indices in U.S. dollars.


                               Portfolio Strategy

On June 30, 1997, the portfolio was 49% invested in Europe, 22% in the U.S., and 21% in Asia/Pacific (excluding Japan), Latin America, Canada, and other countries. The Fund's Japanese holdings were substantially underweighted at 8%. During the twelve-month period we took advantage of strong performance from a number of stocks and pared back selected holdings. Short-term investments have increased to about 7% of portfolio assets, reflecting these opportunities and the difficulty in finding attractively valued stocks.

Our approach to investing in the global equity markets continued to be focused on identifying long-term structural trends in the world economy and companies positioned to capitalize on them. The Fund's holdings typically share two characteristics we believe will provide an increasingly important advantage in the competitive global environment: dominant worldwide market shares and declining production costs.

Our largest theme, Darkside Restructuring, deals with companies in previously regulated economies or industries which are restructuring. We have already seen considerable restructuring in Europe -- primarily Germany and France -- in the chemicals and pharmaceutical industries. Many industries, such as insurance, utilities, and banks are still in the early stages of restructuring. Stocks such as Daimler-Benz, Mannesman, and Siemens, all in Germany, contributed to the Fund's performance.

We are beginning to turn our attention to Japan, where early indications are that the first wave of restructuring may be beginning. We have added Nomura, a


                             7 - Scudder Global Fund
financial services company whose recent and widely publicized difficulties have made the call for change even louder and more immediate. While Japan continues to be a major question mark, we believe there will be opportunities for investment at the appropriate time.

Companies which have come through the restructuring process and are becoming industry leaders dominate our Global Oligopolist theme, which remains our second largest theme. The tire industry, comprised of several large players, is a good example. Bridgestone, in particular, has been a strong performer.

Our themes of First-World-Savings and First-World-Health are interrelated, as they both represent the desire for a healthy and wealthy retirement. Together they constitute our next largest investment focus. Insurance companies such as AEGON and ING, and Astra and Biogen in the healthcare area, are examples of good performing stocks that fit into this theme.

Identification of companies who are and will be leaders in various technological areas has given rise to a theme we have dubbed Installed Base and Standard Setters. While this theme represents a small percentage of the portfolio, we hold a number of stocks in this area which we like but find difficult to purchase at current valuations. SAP, one of the Fund's larger holdings, and Charles Schwab are examples of stocks which fit into this theme and have performed well.

The emerging markets have been one of the strongest areas of the portfolio over the period. As noted above, the Brazilian market was a star performer, and a


                             8 - Scudder Global Fund
number of our holdings, including Eletrobras and Telebras, were strong contributors. We believe that increased exposure to emerging markets, both directly and through companies in developed markets with significant business relationships there, should benefit the portfolio. We expect to continue to make selective investments as valuations permit.

Early in 1997, we established hedges against both the Deutschemark and the French Franc. Both have been rolled over during the second quarter, and we see little reason why the dollar should not continue to rise. Progress towards EMU, plus the need to reduce unemployment, should work to keep the European currencies (except Sterling) weaker.

                                     Outlook

Globally, the risk of owning equities has increased, causing us to take a more conservative stance in the portfolio. Nevertheless, we are still able to find value in stocks, and believe that our long-term focus on wealth-creating themes should help us to cushion an increase in volatility. Our emphasis on global companies should prove to be particularly helpful in this regard, as their growth and investment opportunities are secular in nature and likely to be long-lasting. In the meantime, our research is focused on seeing around the next corner, to outline what the end of the current global restructuring phase looks like and defining how we can exploit it. The questions that loom large are how and when Japan will participate, and how to benefit from growth in the emerging markets. As always, we aim to see the major discontinuities coming well before the market does.

Sincerely,
Your Portfolio Management Team

/s/William E. Holzer       /s/Nicholas Bratt

William E. Holzer          Nicholas Bratt
Lead Portfolio Manager     Portfolio Manager


/s/Diego Espinosa

Diego Espinosa
Portfolio Manager


                              Scudder Global Fund:
                          A Team Approach to Investing

  Scudder Global Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for Scudder Global Fund's worldwide strategy and investment themes since its inception in 1986. Willy, who has over 20 years' experience in global investing, joined Scudder in 1980. Diego Espinosa, Portfolio Manager, joined the team in 1997 and Scudder in 1996. Diego is also responsible for development of the Fund's strategy and management of the portfolio on a daily basis. Diego has six years of investment industry experience. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Nick joined Scudder in 1976 and the team in 1993.

                             9 - Scudder Global Fund

                    Investment Portfolio as of June 30, 1997

                                                                                             Principal               Market
                                                                                          Amount ($) (d)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.2%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/97 at 5.9% to
  be repurchased at $50,534,280 on 7/1/97, collateralized by a $49,943,000 U.S.                                  -------------
  Treasury Bond, 6.25%, 8/31/00 (Cost $50,526,000) .....................................      50,526,000            50,526,000
                                                                                                                 -------------

Commercial Paper 3.7%
------------------------------------------------------------------------------------------------------------------------------
United States
Dresdner US Finance Inc. Discount Note, 7/1/97 .........................................      24,025,000            24,025,000
Private Export Funding Corp. Discount Note, 7/11/97 ....................................      35,000,000            34,946,333
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $58,971,333)                                                                           58,971,333
------------------------------------------------------------------------------------------------------------------------------

Bonds 2.4%
United Kingdom                                                                                                   -------------
United Kingdom Treasury Bond, 7.75%, 9/8/06 (Cost $38,606,117) .........................  GBP 22,435,000            38,872,985
                                                                                                                 -------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 90.7%
------------------------------------------------------------------------------------------------------------------------------
Argentina 1.1%
Electricidad Argentina S.A. "A" (ADS)* (Electric utility) (c) ..........................         253,143             3,544,002
YPF S.A. "D" (ADR) (Petroleum company) .................................................         450,800            13,862,100
                                                                                                                  ------------
                                                                                                                    17,406,102
                                                                                                                  ------------
Australia 3.3%
Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel) .......................         849,900            12,509,199
Coca Cola Amatil Ltd. (Soft drink bottler and distributor) .............................         786,792            10,223,373
Foster's Brewing Group, Ltd. (Leading brewery) .........................................       4,201,300             7,807,727
Woodside Petroleum Ltd. (Major oil and gas producer) ...................................       2,499,300            21,524,302
                                                                                                                  ------------
                                                                                                                    52,064,601
                                                                                                                  ------------
Austria 0.4%
Flughafen Wien AG (Operator of terminals and facilities at Vienna
  International Airport) ...............................................................         146,900             6,204,933
                                                                                                                  ------------
Bermuda 2.0%
EXEL, Ltd. (Provider of liability insurance) ...........................................         329,000            17,354,750
Mid Ocean, Ltd. (Property and casualty insurance company) ..............................         289,250            15,167,547
                                                                                                                  ------------
                                                                                                                    32,522,297
                                                                                                                  ------------
Brazil 4.4%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ........................         605,400            12,335,025

    The accompanying notes are an integral part of the financial statements.


                            10 - Scudder Global Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility) .......................      30,401,230            18,157,153
Companhia Energetica de Sao Paulo (pfd.)* (Electric utility) ...........................      70,200,000             4,694,780
Companhia Siderurgica Belgo-Mineira* (Manufacturer of steel wires
  and wire products) ...................................................................      10,591,625               632,731
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ..............         348,600             7,787,321
Companhia Vale do Rio Doce "B"* (c) ....................................................         348,600                    --
Light Participacoes S.A. (Electric power utility) ......................................       8,447,000             3,365,933
Telecomunicacoes Brasileiras S.A. (pfd.) (Telecommunication services) ..................      84,800,000            12,862,567
Uniao de Bancos Brasileiros S.A. (Major bank) ..........................................         175,900             6,530,288
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel manufacturer) ...................         328,610             3,659,701
                                                                                                                  ------------
                                                                                                                    70,025,499
                                                                                                                  ------------
Canada 0.9%
Canadian Pacific Ltd. (Ord.) (Transportation and natural resources) ....................         526,156            14,973,700
                                                                                                                  ------------
China 0.8%
American Standard China "B"* (Plumbing products) (c) ...................................             526             5,260,000
Huaneng Power International, Inc. Series N (ADR)* (Developer and operator
  of large coal-fired power plants) ....................................................         319,300             8,142,150
                                                                                                                  ------------
                                                                                                                    13,402,150
                                                                                                                  ------------
France 2.4%
Michelin "B" (Leading tire manufacturer) ...............................................         357,408            21,462,604
Schneider S.A. (Manufacturer of electronic components and automated
  manufacturing systems) ...............................................................         307,846            16,385,766
                                                                                                                  ------------
                                                                                                                    37,848,370
                                                                                                                  ------------
Germany 15.6%
BASF AG (Leading international chemical producer) ......................................         544,100            20,106,212
Bayer AG (Leading chemical producer) ...................................................         394,790            15,170,475
Bayerische Vereinsbank AG (Commercial bank) ............................................         387,296            15,832,925
Commerzbank AG (Worldwide multi-service bank) ..........................................         276,399             7,828,743
Daimler-Benz AG (Automobile and truck manufacturer) ....................................         248,300            20,144,745
Deutsche Telekom AG (Telecommunication services) .......................................         379,200             9,131,586
Deutsche Telekom AG (ADR) ..............................................................         285,300             6,882,863
Hoechst AG (Chemical producer) .........................................................         592,836            25,146,498
Mannesmann AG (Bearer) (Diversified construction and technology company) ...............          47,812            21,300,341
Muenchener Rueckversicherungs AG (Insurance company) ...................................           2,446             4,768,305
Muenchener Rueckversicherungs AG (Registered) ..........................................           3,746            10,502,804
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ...............         589,435            20,514,136
SAP AG (pfd.) (Computer software manufacturer) .........................................          81,900            16,998,911
Schering AG (Pharmaceutical and chemical producer) .....................................         145,918            15,590,746
VEBA AG (Electric utility, distributor of oil and chemicals) ...........................         445,000            25,004,300

    The accompanying notes are an integral part of the financial statements.


                            11 - Scudder Global Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
VIAG AG (Provider of electrical power and natural gas services, aluminum
  products, chemicals, ceramics and glass) .............................................          22,000            10,002,867
VIAG AG* (New) .........................................................................           6,284             2,848,175
                                                                                                                  ------------
                                                                                                                   247,774,632
                                                                                                                  ------------
Ghana 0.2%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) .............................         312,275             3,649,714
                                                                                                                  ------------
Hong Kong 1.4%
Hutchison Whampoa Ltd. (Container terminal and real estate company) ....................       1,446,000            12,551,921
Kerry Properties, Ltd. (Real estate company) ...........................................       4,100,000             9,949,273
                                                                                                                  ------------
                                                                                                                    22,501,194
                                                                                                                  ------------
Hungary 0.2%
First Hungary Fund "A"* (Investment company) (c) .......................................           3,619             3,184,720
                                                                                                                  ------------
Indonesia 0.8%
Asia Pacific Resources International Holdings Ltd.* (Manufacturer of rayon
  fiber for Asian textile markets, owner of world's leading paper pulp mill) ...........          72,700               354,413
Asia Pulp & Paper Co., Ltd. (ADR)* (Producer of pulp and paper) ........................         191,900             2,902,488
HM Sampoerna (Foreign registered) (Tobacco company) ....................................         823,000             3,138,703
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) ..............       5,222,528             3,060,075
Indah Kiat Pulp & Paper (Rights)* (expire 8/14/97) (c) .................................       4,700,275               967,415
Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper factory) .........................       1,492,520             1,733,704
                                                                                                                  ------------
                                                                                                                    12,156,798
                                                                                                                  ------------
Japan 7.5%
Bridgestone Corp. (Leading automobile tire manufacturer) ...............................         824,000            19,124,335
Canon Inc. (Leading producer of visual image and information equipment) ................         704,000            19,164,820
Iino Kaiun Kaisha, Ltd. (Operator of tankers and specialized carriers) .................         728,000             2,229,535
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
  electronic products) .................................................................         788,000            15,882,384
Nichiei Co., Ltd. (Finance company for small and medium-sized firms) ...................         165,000            19,147,544
Nomura Securities Co., Ltd. (Financial adviser, securities broker and underwriter) .....         657,000             9,057,325
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) ............          33,200            10,051,828
Sony Corp. (Consumer electronic products manufacturer) .................................         144,000            12,551,784
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining company) .......       1,690,000            11,943,984
                                                                                                                  ------------
                                                                                                                   119,153,539
                                                                                                                  ------------
Korea 2.0%
Cheil Food and Chemical Co., Ltd. (Korea's largest sugar refiner and major
  integrated food processor) ...........................................................               9                   422
Korea Asia Fund (IDR)* (Investment company) (b) ........................................          69,000             1,198,875

    The accompanying notes are an integral part of the financial statements.


                            12 - Scudder Global Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Korea Long Term Credit Bank (New) (Major commercial bank) ..............................          52,289               806,710
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (c) .............................           7,030               714,970
Samsung Display Devices (Leading manufacturer of CRT and picture tubes) ................          75,509             3,920,006
Samsung Electronics Co., Ltd. (Major electronics manufacturer) .........................          21,831             1,266,198
Samsung Electronics Co., Ltd. (Non-voting GDS) .........................................         348,698             9,414,846
Samsung Heavy Industries Co., Ltd. (Machinery manufacturer) ............................         117,275             1,236,142
Samsung Securities (Securities company) ................................................          46,400               804,685
Seoul International Trust (Investment company) (b) .....................................          43,000             1,526,500
Yukong, Ltd. (Korea's leading oil refiner) .............................................         420,420            10,179,088
                                                                                                                  ------------
                                                                                                                    31,068,442
                                                                                                                  ------------
Netherlands 2.5%
AEGON Insurance Group NV (Insurance company) ...........................................         222,092            15,500,843
ING Groep NV (Insurance and financial services) ........................................         262,115            12,084,878
Philips Electronics NV (Leading manufacturer of electrical equipment) ..................         168,800            12,090,927
                                                                                                                  ------------
                                                                                                                    39,676,648
                                                                                                                  ------------
New Zealand 0.8%
Telecom Corp. of New Zealand* (Telecommunication services) .............................       2,600,000            13,245,375
                                                                                                                  ------------
South Africa 1.7%
Impala Platinum Holdings (ADR) (Leading platinum producer) .............................         468,500             5,212,063
Rustenburg Platinum Holdings, Ltd. (ADR) (Leading platinum producer) ...................          79,586             1,462,393
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
  petrochemical production) ............................................................         921,600            12,086,224
South African Breweries (Brewery) ......................................................         283,600             8,704,276
                                                                                                                  ------------
                                                                                                                    27,464,956
                                                                                                                  ------------
Sweden 3.2%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) ...........         161,200             2,146,416
Astra AB "A" (Free) (Pharmaceutical company) ...........................................         767,333            14,284,268
S.K.F. AB "B" (Free) (Manufacturer of roller bearings) .................................         602,400            15,574,947
Skandia Foersaekrings AB (Free) (Financial conglomerate) ...............................         511,300            18,837,890
                                                                                                                  ------------
                                                                                                                    50,843,521
                                                                                                                  ------------
Switzerland 9.5%
ABB AG (Bearer) (Manufacturer of electrical equipment) .................................          14,275            21,600,650
Ciba Specialty Chemical (Registered) (Manufacturer of chemical products for
  plastics, coatings, fibers and fabrics) ..............................................         161,271            14,906,939
Clariant AG (Registered) (Manufacturer of color chemicals) .............................          21,734            14,062,739
Credit Suisse Group (Registered) (Provider of bank services, management
  services and life insurance) .........................................................         132,820            17,051,523

    The accompanying notes are an integral part of the financial statements.


                            13 - Scudder Global Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Novartis AG (Registered) (Pharmaceutical company) ......................................          29,975            47,902,533
Swiss Bank Corp. Warrants* (Registered) (expires 6/30/00) ..............................               5                    49
Swiss Reinsurance* (Registered) (Life, accident and health insurance company) ..........          11,326            16,013,824
Zurich Group (Registered) (Insurance, financial and money management company) ..........          50,750            20,188,805
                                                                                                                  ------------
                                                                                                                   151,727,062
                                                                                                                  ------------
United Kingdom 9.8%
BOC Group PLC (Producer of industrial gases) ...........................................       1,099,112            19,099,728
Carlton Communications PLC (Television post production products and services) ..........       1,772,000            15,005,396
General Electric Co., PLC (Manufacturer of power, communications and
  defense equipment and other various electrical components) ...........................       1,703,600            10,184,855
London & Overseas Freighters (ADR)* (Operator of a fleet of oil tankers) ...............         140,900             1,919,763
Lonrho PLC (Widely diversified industrial holding company) .............................         900,000             1,903,439
Norwich Union PLC* (Multi-line insurance company) ......................................         488,500             2,586,929
PowerGen PLC (Electric utility) ........................................................       1,400,134            16,647,943
RTZ Corp., PLC (Mining and finance company) ............................................       1,389,914            24,222,554
Reuters Holdings PLC (International news agency) .......................................       1,123,500            11,843,214
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ....................       2,961,300            20,218,970
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .........         801,700            14,759,220
Unilever PLC (Manufacturer of consumer goods, food and personal care products) .........         596,900            17,087,174
                                                                                                                  ------------
                                                                                                                   155,479,185
                                                                                                                  ------------
United States 20.2%
Advanced Micro Devices Inc.* (Manufacturer of semiconductors and
  integrated circuits) .................................................................         403,300            14,518,800
Biogen Inc.* (Biotechnology research and development) ..................................         169,920             5,756,040
Boeing Co. (Manufacturer of jet airplanes) .............................................         184,800             9,805,950
Boston Scientific Corp.* (Developer and producer of medical devices) ...................         128,600             7,900,863
Charles Schwab Corp. (Discount brokerage services.) ....................................         286,500            11,656,969
Chiron Corp.* (Developer of therapeutic and diagnostic products) .......................         172,900             3,609,288
Electronic Data Systems Corp. (Provider of information technology services) ............         454,500            18,634,500
Enron Corp. (Major natural gas pipeline system) ........................................         356,300            14,541,494
First Data Corp. (Credit-card processing services) .....................................         298,700            13,124,131
Goodyear Tire & Rubber Co. (Manufacturer of tires and rubber products) .................         337,100            21,342,644
Guidant Corp. (Developer and manufacturer of products used in minimally
  invasive surgery) ....................................................................         104,900             8,916,500
International Business Machines Corp. (Principal manufacturer and servicer
  of business and computing machines) ..................................................         299,840            27,041,820
MBIA Inc. (Insurer of municipal bonds) .................................................         184,050            20,763,141
National Semiconductor Corp.* (Manufacturer of integrated circuits
  and transistors) .....................................................................         430,100            13,171,813
Newmont Mining Corp. (International gold exploration and mining company) ...............         256,400             9,999,600

    The accompanying notes are an integral part of the financial statements.


                            14 - Scudder Global Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Parametric Technology Corp.* (Mechanical design software producer) .....................         286,100            12,177,131
Praxair Inc. (Producer of industrial gases and specialized coatings) ...................         278,900            15,618,400
Sabre Group Holdings Inc.* (Travel reservation system provider) ........................         380,900            10,331,913
Stillwater Mining Co.* (Exploration and development of mines in Montana
  producing platinum, palladium and associated metals) .................................         472,900            10,137,794
Tele-Communications International, Inc. "A"* (Telecommunication and broadband
  cable television services) ...........................................................         271,500             4,191,281
Toys "R" Us Inc.* (Discount toy supermarts) ............................................         261,900             9,166,500
UNUM Corp. (Provider of disability, health and life insurance and
  group pension products) ..............................................................         217,600             9,139,200
USAir Group, Inc. (Major airline) ......................................................         692,700            24,244,500
United Technologies Corp. (Manufacturer of aerospace equipment, climate
  control systems, and elevators) ......................................................          93,100             7,727,300
Xerox Corp. (Leading manufacturer of copiers and duplicators) ..........................         230,350            18,168,856
                                                                                                                  ------------
                                                                                                                   321,686,428
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $975,607,066)                                                                          1,444,059,866
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,123,710,516) (a)                                                   1,592,430,184
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $1,136,711,708. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $455,718,476. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $486,588,548 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $30,870,072.

  (b) 500 shares   = 1 IDR unit (International Depository Receipt) for Korea
                       Asia Fund
      1,000 shares = 1 unit for Seoul International Trust

  (c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $13,648,117 (.85% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1997 aggregated $13,895,516. These securities may also have certain restrictions as to resale.

  (d) Principal amount is stated in U.S. dollars unless otherwise noted.

      Currency Abbreviations:
      GBP      British Pounds

    The accompanying notes are an integral part of the financial statements.


                            15 - Scudder Global Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of June 30, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,123,710,516) ..............    $1,592,430,184
                 Foreign currency, at market (identified cost $182,193) ...............           182,193
                 Receivable for investments sold ......................................        16,969,507
                 Receivable for Fund shares sold ......................................         3,179,276
                 Dividends and interest receivable ....................................         3,502,898
                 Foreign taxes recoverable ............................................         1,241,238
                 Unrealized appreciation on forward currency exchange contracts .......         4,225,590
                 Other assets .........................................................            25,234
                                                                                           -----------------
                 Total assets .........................................................     1,621,756,120
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................        15,200,335
                 Due to custodian bank ................................................            19,436
                 Accrued management fee ...............................................         1,257,511
                 Other payables and accrued expenses ..................................           813,068
                                                                                           -----------------
                 Total liabilities ....................................................        17,290,350
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $1,604,465,770
                --------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................        21,810,028
                 Net unrealized appreciation on:
                    Investments .......................................................       468,719,668
                    Foreign currency related transactions .............................         4,210,099
                 Accumulated net realized gain ........................................       112,423,802
                 Paid-in capital ......................................................       997,302,173
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $1,604,465,770
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,604,465,770 / 47,646,208 shares of capital stock
                    outstanding, $.01 par value, 100,000,000 shares                        -----------------
                    authorized) .......................................................            $33.67
                                                                                           -----------------

    The accompanying notes are an integral part of the financial statements.


                            16 - Scudder Global Fund

                            Statement of Operations
                           year ended June 30, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of withholding taxes of $2,363,885) ...................     $ 22,861,165
                 Interest .............................................................        4,817,364
                                                                                            -----------------
                                                                                              27,678,529
                                                                                            -----------------
                 Expenses:
                 Management fee .......................................................       13,450,790
                 Services to shareholders .............................................        3,731,870
                 Custodian and accounting fees ........................................        1,357,843
                 Directors' fees ......................................................           47,377
                 Reports to shareholders ..............................................          335,290
                 Legal ................................................................           62,820
                 Auditing .............................................................          102,700
                 Registration fees ....................................................           51,962
                 Other ................................................................          132,597
                                                                                            -----------------
                                                                                              19,273,249
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         8,405,280
                ---------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................      131,911,680
                 Foreign currency related transactions ................................       17,271,912
                                                                                            -----------------
                                                                                             149,183,592
                                                                                            -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................      163,459,690
                 Foreign currency related transactions ................................        4,201,191
                                                                                            -----------------
                                                                                             167,660,881
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                         316,844,473
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $325,249,753
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            17 - Scudder Global Fund

                      Statements of Changes in Net Assets

                                                                                         Years Ended June 30,
Increase (Decrease) in Net Assets                                                      1997                1996
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................   $   8,405,280       $  10,749,042
                 Net realized gain from investment transactions ...............     149,183,592          77,304,108
                 Net unrealized appreciation on investment transactions
                    during the period .........................................     167,660,881         106,226,499
                                                                                 ----------------    ----------------
                 Net increase in net assets resulting from operations .........     325,249,753         194,279,649
                                                                                 ----------------    ----------------
                 Distributions to shareholders from:
                 Net investment income ........................................     (13,198,024)        (11,338,078)
                                                                                 ----------------    ----------------
                 Net realized gains from investment transactions ..............     (72,385,950)        (38,563,130)
                                                                                 ----------------    ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................     286,843,471         276,103,348
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .............................      80,805,423          46,815,558
                 Cost of shares redeemed ......................................    (370,563,589)       (267,766,187)
                                                                                 ----------------    ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ..............................................      (2,914,695)         55,152,719
                                                                                 ----------------    ----------------
                 Increase in net assets .......................................     236,751,084         199,531,160
                 Net assets at beginning of period ............................   1,367,714,686       1,168,183,526
                 Net assets at end of period (including undistributed
                    net investment income of $21,810,028 and $9,106,858,         ----------------    ----------------
                    respectively) .............................................  $1,604,465,770      $1,367,714,686
                                                                                 ----------------    ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase in Fund shares
                 Shares outstanding at beginning of period ....................      47,606,518          45,559,445
                                                                                 ----------------    ----------------
                 Shares sold ..................................................       9,673,152          10,053,643
                 Shares issued to shareholders in reinvestment of
                    distributions .............................................       2,905,119           1,745,054
                 Shares redeemed ..............................................     (12,538,581)         (9,751,624)
                                                                                 ----------------    ----------------
                 Net increase (decrease) in Fund shares .......................          39,690           2,047,073
                                                                                 ----------------    ----------------
                 Shares outstanding at end of period ..........................      47,646,208          47,606,518
                                                                                 ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.


                            18 - Scudder Global Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Years Ended June 30,
                                    1997(a)   1996    1995   1994(a)    1993    1992     1991     1990    1989     1988
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning     --------------------------------------------------------------------------------------------
  of period ..................  $28.73   $25.64   $23.93   $21.63   $19.56   $18.06   $20.36      $17.64   $14.47   $15.42
                               --------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income ........     .17      .24      .25      .23      .15      .19      .40         .19      .19      .18
Net realized and unrealized
  gain (loss) on investments .    6.58     3.94     1.91     2.57     2.42     2.28    (1.50)       3.28     3.20     (.82)
Total from investment          --------------------------------------------------------------------------------------------
  operations .................    6.75     4.18     2.16     2.80     2.57     2.47    (1.10)       3.47     3.39     (.64)
                               --------------------------------------------------------------------------------------------
Less distributions from:
Net investment income ........    (.28)    (.25)    (.11)    (.24)    (.16)    (.31)    (.37)       (.20)    (.14)    (.06)
Net realized gains from
  investment transactions ....   (1.53)    (.84)    (.34)    (.26)    (.34)    (.66)    (.83)       (.55)    (.08)    (.25)
                               --------------------------------------------------------------------------------------------
Total distributions ..........   (1.81)   (1.09)    (.45)    (.50)    (.50)    (.97)   (1.20)       (.75)    (.22)    (.31)
                               --------------------------------------------------------------------------------------------
Net asset value, end of        --------------------------------------------------------------------------------------------
  period .....................  $33.67   $28.73   $25.64   $23.93   $21.63   $19.56   $18.06      $20.36   $17.64   $14.47
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............   24.91    16.65     9.11    12.99    13.45    14.09    (5.20)      20.00    23.90    (4.45)
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...............   1,604    1,368    1,168    1,096      577      371      268         257       91       81
Ratio of operating expenses
  to average daily net
  assets (%) .................    1.37     1.34     1.38     1.45     1.48     1.59     1.70        1.81     1.98     1.71(c)
Ratio of net investment income
  to average daily net
  assets (%) .................     .59      .84     1.03      .97      .90     1.09     2.21        1.77     1.22     1.23
Portfolio turnover rate (%) ..    40.5     29.1     44.4     59.7     64.9     44.6     85.0(d)     38.3     30.7     53.8
Average commission rate
  paid (b) ...................  $.0007   $.0272       --       --       --       --       --          --       --       --

(a) Per share amounts have been calculated using weighted average shares outstanding.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after June 30, 1996.
(c) The Adviser absorbed a portion of the Fund's expenses exclusive of management fees; the ratio of operating expenses before expense reductions, to average daily net assets was 1.91%.
(d) The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.


                            19 - Scudder Global Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Scudder Global Fund, Inc., a Maryland corporation (the "Corporation") registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.


                            20 - Scudder Global Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 1997 aggregated $552,171,930 and $711,709,937, respectively.


                            21 - Scudder Global Fund

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, .95% of the next $500,000,000 of such assets and 0.90% of such assets in excess of $1,000,000,000 computed and accrued daily and payable monthly. For the year ended June 30, 1997, the fee pursuant to the Management Agreement amounted to $13,450,790, which was equivalent to an annualized effective rate of .95% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $2,374,492 charged to the Fund by SSC during the year ended June 30, 1997, of which $213,068 is unpaid at June 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1997, the amount charged to the Fund by STC aggregated $830,991, of which $81,891 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $552,664, of which $49,387 is unpaid at June 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1997, Directors' fees and expenses aggregated $47,377.


                            22 - Scudder Global Fund

                                 D. Commitments

As of June 30, 1997, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $4,225,590.

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                               Settlement        (Depreciation)
            Contracts to Deliver                  In Exchange For                 Date               (U.S.$)
      ---------------------------------   ---------------------------------   --------------   --------------------
      French Francs        549,850,500    U.S. Dollars          96,454,001      9/08/97           2,460,676
      Deutsche Marks       115,911,495    U.S. Dollars          67,606,588      7/31/97             996,746
      Deutsche Marks        47,325,548    U.S. Dollars          27,991,358      8/14/97             768,168
                                                                                                    -------
                                                                                                  4,225,590
                                                                                                  =========

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                            23 - Scudder Global Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Fund including the investment portfolio, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.


Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
August 20, 1997


                            24 - Scudder Global Fund

                                 Tax Information

The Fund paid distributions of $1.05 per share from net long-term capital gains during its Fiscal year ended June 30, 1997.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $129,228,839 as a long-term capital gain dividend for the Fiscal year ended June 30, 1997.

For its Fiscal year ended June 30, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.33 per share (representing a total of $15,778,555). The total amount of taxes paid by the Fund to such countries was $.05 per share (representing a total of $2,363,885).

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                            25 - Scudder Global Fund

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                            26 - Scudder Global Fund
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                            27 - Scudder Global Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director
and Vice President

William E. Holzer*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Consultant

Nicholas Bratt*
Director

William T. Burgin*
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
of the Board and Director, Kirby
Corporation

Susan E. Gray*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant
Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer


*Scudder, Stevens & Clark, Inc.


                            28 - Scudder Global Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                            29 - Scudder Global Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            30 - Scudder Global Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                            31 - Scudder Global Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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